UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2007

FLEXTRONICS INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Boulevard, # 28-00, Singapore	018989
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (65) 6890-7188
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.01 2001 Equity Incentive Plan

Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)     Resignation of Directors
On October 1, 2007, Flextronics International Ltd. (“Flextronics”) announced the completion of its acquisition of Solectron Corporation (“Solectron”) pursuant to the terms of the Agreement and Plan of Merger, dated as of June 4, 2007 (the “Merger Agreement”), among Flextronics, Solectron and Saturn Merger Corp., a wholly-owned subsidiary of Flextronics.
As part of the Merger Agreement, Flextronics has agreed to appoint two individuals designated by Solectron and approved by Flextronics to the board of directors of Flextronics. In connection with the appointment of these two new directors, which is expected to occur in the December 2007 quarter, Michael Marks and Richard Sharp intend to simultaneously retire as directors of Flextronics. Upon Mr. Marks’s retirement, Ray Bingham, a member of the board of directors of Flextronics, will assume the role of Chairman of the Flextronics Board.
(e)     Approval of Amendments to 2001 Equity Incentive Plan
On September 27, 2007, Flextronics held its Annual General Meeting of Shareholders (the “2007 Annual Meeting”). At the 2007 Annual Meeting, Flextronics’s shareholders approved amendments to Flextronics’s 2001 Equity Incentive Plan (the “2001 Plan”). The amendments to the 2001 Plan, which became effective on September 27, 2007, provide for:
(1)	an increase in the sub-limit on the maximum number of ordinary shares which may be issued as stock bonus awards under the 2001 Plan from 10,000,000 ordinary shares to 15,000,000 ordinary shares; and

(2)	an increase of the 2001 Plan share reserve by 10,000,000 ordinary shares to an aggregate of 42,000,000 ordinary shares (not including shares available under plans consolidated into the 2001 Plan).
The foregoing description is subject to, and qualified in its entirety by, reference to the full text of the 2001 Plan, which is attached hereto as Exhibit 10.01 and is incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits
          (d)     Exhibits
          The following exhibits are filed with this Report on Form 8-K:

Exhibit
10.01	Flextronics International Ltd. 2001 Equity Incentive Plan, as amended through September 27, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.
Date: October 3, 2007	By:	/s/ Thomas J. Smach
		Name:	Thomas J. Smach
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.01	Flextronics International Ltd. 2001 Equity Incentive Plan, as amended through September 27, 2007